©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 1 Connecting you to better First Quarter 2024 Review May 2024 Exhibit 99.2

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Forward-Looking Statements and Disclaimers 2 Information in this presentation and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this presentation and the accompanying oral presentation, including statements regarding, and guidance with respect to, our strategy, future operations, financial position, projected costs, our future financial and operational performance, prospects, market size and growth opportunities, future economic conditions, competitive position, strategic initiatives, development or delivery of new or enhanced solutions, technological capabilities, plans, and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These forward-looking statements reflect our predictions, expectations, or forecasts. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to economic and market conditions, including interest rate fluctuations; our ability to retain and attract customers; our ability to expand and evolve our offerings, features, and functionalities or respond to rapid technological changes; our ability to identify and integrate strategic initiatives; our leadership transition and plans; our realignment plan, including expected associated timing, benefits, and costs; our stock repurchase programs, including the execution and amount of repurchases; our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; our ability to compete in a highly-fragmented and competitive landscape; market demand for our products and solutions; our ability to effectively implement, integrate, and service our customers; our ability to retain and attract product partners; the benefit to us and our customers of integrations with our product partners; our commercial disputes, including potential losses related thereto; our future financial performance, including, but not limited to, trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, and number of customers; and our high levels of indebtedness; as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward- looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Information in this presentation and the accompanying oral presentation, including any statements regarding MeridianLink’s customer data and other metrics, is based on data and analyses from various sources as of December 31, 2023, unless otherwise indicated. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. Copyright Notice: All copyrightable text and graphics, the selection, arrangement, and presentation of all materials (including information in the public domain) are ©2024 MeridianLink, Inc. All rights reserved. This presentation includes trademarks, which are protected under applicable intellectual property laws and are the property of MeridianLink, Inc. or its subsidiaries. This presentation may also contain trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of MeridianLink. Solely for convenience, trademarks and trade names may appear without the ® or symbols, but such references are not intended to indicate that, with respect to our intellectual property, we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and trade names.

MeridianLink at a Glance

A leading provider of cloud-based software solutions for regional and community financial institutions

- Provider of digital lending, credit data, and account opening software solutions
- A leading position serving ~2,000 customers across the middle market(1)
- Named to IDC Global FinTech Top 50(2)
- Headquartered in Costa Mesa, CA
- Founded in 1998

GROWTH AND SCALE

$304.3M Total Revenue	$235.1M Lending Solutions Revenue	$69.2M Data Verification Solutions Revenue
4% Growth YoY	8% Growth YoY	(8)% Growth YoY

PREDICTABLE, RECURRING & ATTRACTIVE MARGIN PROFILE

84% Subscription Fee Revenue	72% Adj. Gross Margin(3)	39% Adj. EBITDA Margin(3)

Note: Financial data as of the last-twelve-month period ended March 31, 2024.
(1) As of March 31, 2024.
(2) Source: 2023 IDC FinTech Rankings Top 100, as of September 2023
(3) Adj. gross profit and adj. EBITDA are non-GAAP Measures. Adj. gross profit is calculated by subtracting non-GAAP cost of revenue from net revenues. Adj. gross profit margin represents adj. gross profit as a percentage of revenues. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. For a definition and reconciliation of non-GAAP cost of revenue and adj. EBITDA, please refer to the Appendix.

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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.
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Strong Execution and Transformation as a Public Company

Key Leadership

Up-tiering executive leadership across key functional areas

M&A Execution

Successfully executed two acquisitions of OpenClose and StreetShares

Next-Gen Platform Launch and Innovation

Strengthened positioning by accelerating product and automation capabilities post-cloud migration

Transformed Go-to-Market

Strategic investments in go-to-market to enable next stage of growth

Optimized Services

Accelerated implementation driving faster revenue and ACV release

Rule of 40+[(1)] Company

Operating with stable, adj. EBITDA-positive growth since IPO

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(1) Rule of 40 refers to the summation of year-over-year growth of total revenue and adj. EBITDA margin for the quarter ended March 31, 2024. Adj. EBITDA margin represents adj. EBITDA as a percentage of revenues. Adj. EBITDA is a non-GAAP measure. For a definition and reconciliation of adj. EBITDA, please refer to the Appendix.

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Goals for 2024 and Beyond

Next phase of growth acceleration

1. Empower customer's growth journey and generate demand through digitalization and automation
2. Invest in customer success to achieve full utilization of MeridianLink One, which increases retention and cross-sell opportunity
3. Improve implementation capabilities to accelerate growth for the company through ACV release
4. Strengthen competitive positioning and value of MeridianLink One by acquiring differentiating capabilities and increasing market share



Digital Transformation
Customer Success
Accelerating Time-to-Revenue
Inorganic Growth Opportunities

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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 6 MeridianLink Investment Highlights

Investment Highlights

1. Attractive Positioning in Large TAM with Significant Runway
2. Digital Transformation is Imperative, Driving Demand Among Mid-Market FIs
3. A Leader in Strategic Consumer Lending Ecosystem
4. MeridianLink One: a Unified, Modern Cloud Native Platform
5. Multiple Vectors to Sustain Future Growth

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.
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Large TAM with Significant Runway

MeridianLink serves nearly the entire consumer lending wallet with runway to expand across the entire addressable market

Data Access: Consumer Data & CRA Enablement

Collections

Portfolio & Lending Performance

Account Opening & Point-of-Sale

Loan Origination(1)



$0.3B
$0.6B
$1.0B
$2.4B
$5.8B

~$10B

Total Addressable Market

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Source: "Total Addressable Market Study", Cornerstone Advisors, January 2021.
(1) Loan origination market size is inclusive of consumer, mortgage, and commercial loan origination.

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Digital Transformation Has Significantly Accelerated

Consumer lending is at the forefront of a 10+ year digitalization opportunity

COVID-19 fast-tracked the consumer adoption to digital

- Growth in Digital Transactions
- Accelerated Growth vs. pre-COVID
- Substantial Expected Future YoY Increases



DIGITAL ADOPTION CURVE
ILLUSTRATIVE
Consumer Lending
Mortgage Lending
Continued digital growth expected as laggards follow the market trends
100%
0%
INNOVATORS
EARLY ADOPTERS
EARLY MAJORITY
LATE MAJORITY
LAGGARDS

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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. FIs Continue to Prioritize Technology Investment 10 Software investment growth to drive required digitalization and optimization, empowering mid-market FIs to more effectively compete >2x DIGITAL SPEND IN 2022 (1) ~30% GROWTH IN TECH SPEND (2) DIGITAL PRIORITIZATION (3) 79% of banks and CUs plan to increase technology spend over next 2 years with digital banking, fraud, and data analytics as top priorities (1) “2023 Digital Banking Performance Metrics,” Cornerstone Advisors, May 2023 (2) “US Bank Technology Spending: Steady Investment to Stave Off Looming Competition,” Insider Intelligence, May 2022 (3) “2023 Strategic Priorities Benchmark Study: Strategic Inflection Points in 2022 Drive Market Shifts in 2023,” Jack Henry, May 2023 6–10% most common expected increase in tech spend 2022 2026E ~$86B ~$112B ~$425K per $1B assets 2022 ~$200K per $1B assets 2021

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Platform Leader Among A Generally Fragmented Competitor Set 11 More comprehensive solutions relative to incumbent and early-stage alternatives • Modern, cloud-based solution • Compelling innovation and delivery • Extensive partner marketplace • Comprehensive and diversified coverage across the consumer debt wallet • Focused on the middle market • Lending implementation efficiency Consumer Loan Origination Mortgage Loan Origination Data VerificationWhy Do We Win?

MeridianLink One: A Leading Cloud Native Digital Lending Platform

MeridianLink® One unifies the financial institution experience with a powerful, integrated mid-market lending solution to originate consumer and mortgage loans



Marketing Automation
Universal Portal
Universal Platform
Intelligent Cross-Sell
Collections
Data & Analytics
Financial Institutions
meridianlink one
Borrowers
Data-driven workflows to acquire new customers and extend the financial relationship over time
Checking / Savings
Certificates of Deposits
Personal Loan
Auto Loan
Credit Card
Mortgage
Home Equity
Small Business

EXPECTATIONS FOR THE NEAR FUTURE

borrower AI

- Shared Data Lake
- Enhanced Product Connectivity
- Centralized Insights



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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Multi-Vector Growth Strategy 13 Multiple actionable initiatives to accelerate growth Paper-to-Digital Transition in Target Market Key Customer Themes Underpinning Growth Pursue Unrealized Upsell & Cross-Sell Expand Product Offerings Enhance Partner Marketplace Monetization Robust Pipeline of M&A Opportunities Add New Logos Capitalize on Organic Volume Growth Competition Among Financial Institutions

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Resilient Target Market Growth 14Source: “Credit Union Trends Report," TruStage, March 2024. Federal Reserve Economic Data, Federal Reserve Bank of St. Louis, April 2024 FI Loan Growth Trends Over the Long-Term (% Change Y/Y) Credit unions have continued to be the winners in consumer lending 2.7% Avg. (2009-2023) 7.6% Avg. (2009-2023)

Targeting New Logos and Expanding the Sweet Spot for Sales

Focused sales strategies to strategically grow FI base up and down market

Down Market	Sweet Spot	Sweet Spot	Up Market
<$100M AUM	**$100M – $1B AUM**	**$1B – $10B AUM**	**$10B+ AUM**
3,600+ FIs	4,250+ FIs	1,200+ FIs	175+ FIs

DOWN MARKET — SWEET SPOT — UP MARKET

- Inside Sales
- Multi-Pronged Direct Sales Focused on Market Segments
- Big Game Hunters

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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Increasing Platform Connectivity Unlocking Cross-Sell Opportunity 16 5 Increase deposits and liquidity Enhance loan origination pipeline to fund more loans Drive engagement and grow revenue from existing relationships Provide a consistent digital consumer experience across all loan types Consumer Scorecard

Expansive Partner Marketplace Provides FI Flexibility

MeridianLink is the gateway for a deep network of partners participating in originations meridianlink one

meridianlink marketplace

Digital Applications	Funding & Closing	Underwriting	Compliance	Origination Services
Indirect Auto Portals	Verification Services	Credit Bureaus / Data	Doc Engines / Compliance	Core Banking
Home Banking Portals	Fraud Detection	Custom Scoring	Vehicle Valuation	Imaging
Lead Gen	Account Funding	Alternative Decisioning	Settlement Services	Cold Storage
POS Portals	Switch Kit		eSignature	HMDA Reporting

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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 18 MeridianLink Financial Highlights

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Financial Highlights 19 • Recurring Revenue Model Helps Drive Predictable YoY Growth1 • Strong Non-GAAP Free Cash Flow Conversion and Generation5 • Efficient Operating Model with Strong Unit Economics, Generating Positive Adj. EBITDA4 • Continued Investment in Operations to Drive Future Growth3 • Lending Solutions Software: Attractive Growth Engine2 Note: Adj. EBITDA, non-GAAP free cash flow and non-GAAP operating income are non-GAAP measures. For a definition and reconciliation of non-GAAP adj. EBITDA, free cash flow and operating income, please refer to the Appendix. FCF Conversion refers to non-GAAP free cash flow / non-GAAP operating income.

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Recurring Revenue Model Helps Drive Predictable Top Line Growth 20 Total Revenue Quarterly Revenue Breakdown ($ millions) ($ millions) % Subscription Professional Services OtherSubscription Fees Lending Software Solutions Revenue Data Verification Software Solutions Revenue (1) YoY Growth is calculated as current quarter financial performance divided by financial performance of the same quarter a year earlier minus one.

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Lending Revenues Have Shown Continued Growth at Scale 21 Lending Solutions Revenue Data Verification Solutions Revenue LTM Q1’24A Total Revenue: $304M % YoY Lending Revenue Growth¹Revenue from Mortgage Loan Market % of Total Revenue % of Lending Software Solutions 2023 Q1’24A 11% 58% Mortgage Contribution to Revenue ($ millions) % of Data Verification Software Solutions (1) YoY Growth is calculated as either the LTM quarter or fiscal year financial performance divided by financial performance of the same LTM quarter a year earlier or previous fiscal year minus one. 12% 59%

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Investing in Future Growth and Transformation 22 Non-GAAP General & Administrative Non-GAAP Research & Development Non-GAAP Sales & Marketing ($ millions) ($ millions) ($ millions) S&M % of RevenueR&D % of RevenueG&A % of Revenue Note: For a definition and reconciliation of non-GAAP operating expenses, please refer to the Appendix.

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Attractive Margins 23 Adj. Gross Profit ($ millions) Adj. EBITDA ($ millions) Adj. EBITDA Adj. EBITDA Margin Note: Adj. gross profit and adj. EBITDA are non-GAAP measures. Adj. gross profit is calculated by subtracting non-GAAP cost of revenue from net revenues. Adj. gross profit margin represents adj. gross profit as a percentage of revenues. Adj. EBITDA margin represents adj. EBITDA as a percentage of revenues. For a definition and reconciliation of non-GAAP cost of revenue and adj. EBITDA, please refer to the Appendix. Adj. Gross Profit Adj. Gross Profit Margin

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Attractive Operating Income and Free Cash Flow Conversion 24 Non-GAAP Operating Income Free Cash Flow ($ millions) Non-GAAP Operating Income Non-GAAP Operating Margin Free Cash Flow Free Cash Flow Margin Note: Non-GAAP operating income and Free Cash Flow are non-GAAP measures. Non-GAAP operating margin represents non-GAAP operating income as a percentage of revenues. Free Cash Flow margin represents Free Cash Flow as a percentage of revenues. For a definition and reconciliation of non-GAAP operating income and Free Cash Flow, please refer to the Appendix. (1) Free Cash Flow / Non-GAAP Operating Income. ($ millions) FCF Conversion(1) 117% 113% 262% 182%

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Q4 2023 Performance 25 ($ in thousands) Q1 2023A Q1 2024A Delta Consolidated Statements of Operations Data Revenue $77,135 $77,816 $681 Gross profit 49,180 51,743 2,563 % Gross margin 63.8% 66.5% 2.7% Net (loss) (5,666) (5,306) 360 % Net (loss) margin (7.3)% (6.8)% 0.5% Non-GAAP Financial Data Adj. EBITDA(1) 24,937 31,770 6,833 % Adj. EBITDA margin(1) 32.3% 40.8% 8.5% Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. (1) Adj. EBITDA is a non-GAAP measure. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. For a definition and reconciliation of Adj. EBITDA, please refer to the Appendix.

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Guidance Update 26 Guidance Update Three Months Ended June 30, 2024 Year Ended December 31, 2024 ($ in thousands) Q2 2023A Low (Estimated) High (Estimated) 2023A Low (Estimated) High (Estimated) Revenue $75,415 $76,000 $79,000 $303,617 $311,000 $319,000 % Growth 3% 1% 5% 5% 2% 5% Adj. EBITDA(1) 27,116 29,000 32,000 112,990 123,000 130,000 % Growth (4)% 7% 18% 2% 9% 15% % Margin(1) 36% 38% 41% 37% 40% 41% Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. (1) Adj. EBITDA is a non-GAAP measure. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. For a definition and reconciliation of Adj. EBITDA, please refer to the Appendix.

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 27 Appendix

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.©2024 MERIDIA LINK, INC. ALL IGHTS RESERVED. Non-GAAP Financial Measures 28 To supplement the financial measures presented in accordance with United States generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and Free Cash Flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided: • Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our initial public offering and secondary offering, restructuring related costs, and sponsor and third-party acquisition-related costs. • Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our initial public offering and secondary offering, restructuring related costs, sponsor and third-party acquisition-related costs, and the effect of income taxes, including the partial valuation allowance, on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%. The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company's operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period or include the impact from the partial deferred tax asset valuation allowance, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations. • Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, expenses associated with our initial public offering and secondary offering, restructuring related costs, sponsor and third-party acquisition related costs, and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. Deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was recognized on a straight line basis through December 31, 2023. • Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology. • Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our initial public offering and secondary offering, and depreciation and amortization, as applicable. • Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software). Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are included in the Appendix of this presentation. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Financial Reconciliations

Non-GAAP Adjusted EBITDA

($ in thousands)	2022A	2023A	Q1'24A
Reconciliation of Net Income (Loss) to Adjusted EBITDA[(1)]			
Net income (loss)	$1,294	($42,539)	($5,306)
(+) Interest expense, net	24,227	38,158	$9,582
(+/-) Tax expense[3]	4,130	23,943	$32
(+) Depreciation & amortization	53,982	57,829	$14,524
(+) Share-based compensation expense	22,761	31,213	$7,936
(+) Employer payroll taxes on employee stock transactions	350	687	$422
(+) Expenses associated with public offering	–	–	$1,389
(+) Restructuring related costs[4]	–	3,621	$3,191
(+) Sponsor and third-party acquisition related costs	4,228	–	–
(+) Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	227	78	–
Adjusted EBITDA[(1)]	$111,199	$112,990	$31,770
Net income (loss) margin	*0%*	*(14)%*	*(7)%*
Adjusted EBITDA margin[(2)]	*39%*	*37%*	*41%*

(1) We define Adj. EBITDA as net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our public offering, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, impairment of trademarks, lease termination charges, and deferred revenue reductions from purchase accounting.

(2) Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues.

(3) Taxes reflects a one-time non-cash tax expense of $29.4 million recorded during the quarter ended December 31, 2023, for the recognition of a partial valuation allowance on certain deferred tax assets.

(4) Restructuring related costs for the year ended December 31, 2023 and the three months ended March 31, 2024 are inclusive of $663 thousand and $133 thousand, respectively, of stock-based compensation forfeitures recorded associated with restructuring.

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Financial Reconciliations (Cont'd)

Adjusted Gross Profit

($ in thousands)	2022A	2023A	Q1'24A
Revenues, net	$288,046	$303,617	$77,816
Cost of revenue	106,331	108,491	26,073
(-) Share-based compensation expense	4,630	3,848	782
(-) Employer payroll taxes on employee stock transactions	127	157	48
(-) Amortization of developed technology	15,553	18,129	4,729
Non-GAAP cost of revenue	86,021	86,357	20,514
Adjusted gross profit	**$202,025**	**$217,260**	**$57,302**
GAAP gross margin	*63%*	*66%*	*66%*
Adjusted gross margin	*70%*	*72%*	*74%*

Non-GAAP Operating Income

($ in thousands)	2022A	2023A	Q1'24A
Operating income	$28,588	$15,533	$3,352
(+) Share-based compensation expense	22,761	31,213	7,936
(+) Employer payroll taxes on employee stock transactions	350	687	422
(+) Expenses associated with public offering	–	–	1,389
(+) Sponsor and third-party acquisition related costs	4,228	–	–
(+) Restructuring related costs[1]	–	3,621	3,191
Non-GAAP operating income	$55,927	$51,054	$16,290
GAAP operating margin	*10%*	*5%*	*4%*
Non-GAAP operating margin	*19%*	*17%*	*21%*

Free Cash Flow

($ in thousands)	2022A	2023A	Q1'24A
Net cash provided by operating activities	$74,587	$67,964	$29,038
(-) Capital expenditures	1,136	943	92
(-) Capitalized software	8,228	9,250	1,837
Non-GAAP free cash flow	**$65,223**	**$57,771**	**$27,109**
Net cash provided by operating activities as a % of revenue	*26%*	*22%*	*37%*
Free cash flow as a % of revenue	*23%*	*19%*	*35%*

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Note: Adj. gross profit is a non-GAAP Measure. Adj. gross profit is calculated by subtracting non-GAAP cost of revenue from net revenues. Adj. gross profit margin represents adj. gross profit as a percentage of revenues. (1) Restructuring related costs for the year ended December 31, 2023 and the three months ended March 31, 2024 are inclusive of $663 thousand and $133 thousand, respectively, of stock-based compensation forfeitures recorded associated with restructuring.

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Financial Reconciliations (Cont'd)

Non-GAAP General and Administrative Expense

($ in thousands)	2022A	2023A	Q1'24A
General and administrative	$82,649	$92,663	$25,179
(-) Share-based compensation expense	9,499	16,456	4,393
(-) Employer payroll taxes on employee stock transactions	81	246	136
(-) Expenses associated with public offering	-	-	1,389
(-) Depreciation expense	2,319	1,860	376
(-) Amortization of intangibles	36,110	37,840	9,419
Non-GAAP general and administrative	**$34,640**	**$36,261**	**$9,446**
GAAP general and administrative as a % of revenue	*29%*	*31%*	*32%*
Non-GAAP general and administrative as a % of revenue	*12%*	*12%*	*12%*

Non-GAAP Research and Development Expense

($ in thousands)	2022A	2023A	Q1'24A
Research and development	$42,592	$47,517	$9,485
(-) Share-based compensation expense	6,472	7,060	1,502
(-) Employer payroll taxes on employee stock transactions	102	189	121
Non-GAAP research and development	**$36,018**	**$40,268**	**$7,862**
GAAP research and development as a % of revenue	*15%*	*16%*	*12%*
Non-GAAP research and development as a % of revenue	*13%*	*13%*	*10%*

Non-GAAP Sales and Marketing Expense

($ in thousands)	2022A	2023A	Q1'24A
Sales and marketing	$23,658	$35,792	$10,536
(-) Share-based compensation expense	2,160	3,849	1,259
(-) Employer payroll taxes on employee stock transactions	40	95	117
Non-GAAP sales and marketing	**$21,458**	**$31,848**	**$9,160**
GAAP sales and marketing as a % of revenue	*8%*	*12%*	*14%*
Non-GAAP sales and marketing as a % of revenue	*7%*	*10%*	*12%*

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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED.
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©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Balance Sheet Highlights 32 ($ in thousands) 2022A 2023A Q1’24A Total current assets $128,132 $124,427 $111,146 Property and equipment, net 4,245 3,337 3,011 Intangible assets, net 297,475 251,060 238,818 Goodwill 608,657 610,063 610,063 Other assets 20,648 7,364 7,462 Total assets $1,059,157 $996,251 $970,500 Total current liabilities $54,199 $55,844 $73,730 Long-term debt, net of debt issuance costs 423,404 420,004 419,102 Other liabilities 2,463 12,156 11,335 Total liabilities $480,066 $488,004 $504,167 Total stockholders’ equity 579,091 508,247 466,333 Total liabilities and stockholders’ equity $1,059,157 $996,251 $970,500

©2024 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Net Leverage 33 ($ in thousands) 2022A 2023A Q1’24A 2021 Term loan $431,738 $427,388 $426,300 (-) Debt issuance costs 4,829 3,842 3,655 (-) Cash and cash equivalents 55,780 80,441 62,285 Net Leverage $371,129 $343,105 $360,360 LTM Adjusted EBITDA 111,199 112,990 119,823 Leverage multiple 3.3x 3.0x 3.0x 3.1

Financial Supplement

Annual Recurring Revenue (ARR)[1]

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Lending software solutions	$191.1	$189.2	$188.1	$186.4	$185.5	$182.3	$166.2	$160.0	$152.7
Data verification software solutions	$ 65.3	$68.4	$69.3	$71.3	$73.4	$77.1	$81.8	$85.1	$87.0
Total	$256.4	$257.5	$257.4	$257.7	$258.9	$259.4	$248.1	$245.1	$239.7

ARR Net Retention Rate[2]

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Lending software solutions	101.1%	101.4%	106.0%	108.9%	113.3%	113.1%	109.1%	107.8%	107.9%
Data verification software solutions	90.3%	88.5%	84.3%	83.5%	84.0%	87.0%	89.9%	92.1%	96.5%
Total	98.1%	97.5%	98.8%	100.0%	102.6%	103.4%	101.8%	101.7%	103.3%

Total Customer[3] Count

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Lending software solutions	1,555	1,567	1,588	1,594	1,603	1,606	1,519	1,510	1,488
Data verification software solutions	430	429	435	436	430	427	431	427	422
Total	1,985	1,996	2,023	2,030	2,033	2,033	1,950	1,937	1,910

Organic Customer Growth Rate[4]

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Lending software solutions	(3.0)%	(2.4)%	(0.9)%	0.1%	1.5%	2.8%	3.3%	2.9%	2.3%
Data verification software solutions	0.0%	0.5%	0.9%	2.1%	1.9%	0.5%	0.0%	0.2%	(0.2)%
Total	(2.4)%	(1.8)%	(0.5)%	0.5%	1.6%	2.3%	2.5%	2.3%	1.7%

(1) Annual Recurring Revenue, or ARR, is calculated as the total subscription fee revenues calculated in the latest twelve-month measurement period for those revenue-generating entities in place throughout the entire twelve-month measurement period plus the subscription fee revenues calculated on an annualized basis from new entity activations in the measurement period.
(2) ARR Net Retention Rate is calculated as the total ARR in the latest twelve-month period from the revenue-generating entities in place as of the prior-year period, expressed as a percentage of the total ARR for the prior-year period from the same cohort of entities.
(3) Customer defined as a legal entity that has a contractual relationship with us to use our software solutions.
(4) Organic Customer Growth Rate is the percentage increase in the number of total customers on the last day of the measurement period compared to the number of total customers on the day twelve months prior to the measurement date, which measures the change in total customers, net of both customer terminations and customer additions between the respective measurement periods.

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